Other (Income) Expenses, Net (Tables)	12 Months Ended
Mar. 31, 2022
Other (Income) Expenses, Net [Abstract]
Schedule of other (income) expenses, net
	Year ended March 31,
	2020	2021	2022
	RMB	RMB	RMB
Exchange losses	323	3,703	2,316
Provision for doubtful accounts, net	1,186	(836)	3,406
Impairment of intangible asset	-	-	348
Government grants	(1,520)	(1,289)	(2,851)
Loss on equity method investment	22	833	-
Others	(4)	464	109
Total	7	2,875	3,328